Exhibit 3.220
ARTICLES OF INCORPORATION

OF

SPRINTCOM, INC.

FIRST
Name

The name of the corporation is SprintCom, Inc. (the “Corporation”).

SECOND
Registered Office

The registered office of the Corporation in the State of Kansas is located at 534 South Kansas Ave., Suite 1108, Topeka, KS 66603, Shawnee, County. The name of its resident agent at such address is The Prentice-Hall Corporation System, Kansas Inc.

THIRD
Nature of Business

The nature of the business or purposes to be conducted by the Corporation is:

To engage in any lawful act or activities for which corporations may be organized under the Kansas General Corporation Code.

FOURTH
Stock

The total number of shares of stock which the Corporation shall have authority to issue is 100 shares of common stock, each of such shares of common stock to have a par value of Two Dollars and 50 cents ($2.50) per share, and may be issued by the Corporation from time to time for such consideration as fixed from time to time by the Board of Directors.

Each stockholder of the Corporation shall be entitled to one vote for each share of stock held of record on the books of the Corporation.

FIFTH
Incorporator

The name and mailing address of the incorporator is as follows:

Name Daniel E. Doherty	Mailing Address 2330 Shawnee Mission Parkway Westwood, Kansas 66205

SIXTH
Existence

The Corporation shall have perpetual existence.

SEVENTH
Bylaws

The Board of Directors is authorized to make, alter or repeal the Bylaws of the Corporation. Election of directors need not be by written ballot.

EIGHTH
Meetings of Stockholders

Meetings of stockholders shall be held at such place, within or without the State of Kansas, as may be designated by or in the manner provided in the Bylaws, or, if not so designated, at the registered office of the Corporation in the State of Kansas.

NINTH
Limitation of Liability

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this ARTICLE NINTH shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 17-6424 of the Kansas General Corporation Code and amendments thereto or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this ARTICLE NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

TENTH
Insolvency

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them or between this Corporation and its stockholders or any class of them, any court of competent jurisdiction within the State of Kansas, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 17-6902 of the Kansas Code and amendments thereto, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 17-6808 of the Kansas Code and amendments thereto, may order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all the creditors or class of creditors, and on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

ELEVENTH
 Amendment

The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights of stockholders herein are subject to this reservation.

TWELFTH
Indemnification

The Corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Kansas General Corporation Code.

THE UNDERSIGNED, being the incorporator above named, for the purposes of forming a corporation pursuant to the Kansas General Corporation Code, has signed this instrument on the   29th  day of July, 1996, and does thereby acknowledge’ that it is his act and deed and that the facts stated therein are true.

/s/Daniel E. Doherty
Daniel E. Doherty

CERTIFICATE OF CHANGE OF ADDRESS OF RESIDENT AGENT’S OFFICE
IN COMPLIANCE WITH K.S.A. 17-6204

I John H. Pelletier, Assistant Vice President of The Prentice-Hall Corporation System, Kansas, Inc., do hereby certify for and on behalf of said. corporation that Prentice-Hall Corporation System, Kansas, Inc., a corporation organized and existing under and by virtue of the laws of the state of Kansas, is the resident agent of the corporations per the attached list.

I further certify that The Prentice-Hall Corporation System, Kansas, Inc., as resident agent for the corporations named on the attached list, has maintained the registered office of each said corporation at the address of Suite 1108, 534 South Kansas Avenue, Topeka, Shawnee County, Kansas 66603, with the office of the Secretary of State.

I further certify that the new address to which such resident agent of each said corporation is hereby changed effective December 20, 1999, is 200 S.W. 30th Street, Topeka, Shawnee County, Kansas 66611, where, at said new address,. such resident agent will thereafter maintain a registered office for each of the corporations per the attached list.

Dated: December 16, 1999

/s/ John H. Pelletier
John H. Pelletier, Assistant Vice President

Attest:

By	/s/ Vicki Schreiber
Vicki Schreiber, Asst. Secretary

1691997	ABILENE SUPER 8, INC.
644542	AGRI-GRAPHICS, INC.
61499	ALEXANDER & ALEXANDER OF KANSAS INC.
1834720	APPLIED BIOCONCEPTS INC.
2184588	ASC TELECOM, INC.
321141	ASSOCIATED CONSTRUCTION SERVICES, INC.
2200442	BED BATH & BEYOND OF OVERLAND PARK INC.
906057	CHARTER BEHAVIORAL HEALTH SYSTEM OF KANSAS CITY, INC.
931550	CHARTER WICHITA BEHAVIORAL HEALTH SYSTEM, INC.
746396	CHILI’S OF KANSAS, INC.
2242634	CHOICEPOINT HEALTH SYSTEMS INC.
2436640	COLUMBIA MID-WEST DIVISION, INC.
363747	DAY SURGERY, INC.
1668482	DIAMOND DEVELOPMENT, INC.
2221141	DODGE CITY HEALTHCARE PARTNER, INC.
406991	FASHION CONSPIRACY-KANSAS, INC.
2193290	FINANCIAL ALTERNATIVE RESOURCES, INC.
1572817	FINANCIAL PLANNING PARTNERS, LTD.
1634922	FRANK CRYSTAL & CO., INC. (MIDWEST).
2309078	GOLDEN ARCH OF KANSAS, INC.
584433	HARVEST BRANDS, INC.
2096469	HOST INTERNATIONAL, INC. OF KANSAS
65748	J.B.N. TELEPHONE COMPANY, INC.
589648	JOLLY OX CLUB OF KANSAS, INC.
697813	KAISER FOUNDATION HEALTH PLAN OF KANSAS CITY, INC.
244079	KANSAS CHRISTIAN HOME, INC. (DISCIPLES OF CHRIST)
786897	KANSAS HOSPITALITY SERVICES, INC.
1560200	KCWE-TV, INC.
2329373	KSA MANAGEMENT, INC.
820068	MCCAW COMMUNICATIONS OF ST. JOSEPH, INC.
457275	MCDONALD’S RESTAURANTS OF KANSAS, INC.
2446367	MEDICAL HOLDINGS, INC.
694646	MEDICAL MANAGEMENT, INC.
1597004	MEDITRUST OF KANSAS, INC.
2290062	MS KANSAS CITY, INC.
741397	NATIONAL BASEBALL CONGRESS, INC.
7440472	NATIONAL DRUG & SAFETY LEAGUE
7228067	NATIONAL EMERGENCY MEDICINE ASSOCIATION, INC.
622456	NATIONAL ENVELOPE CORP.-MIDWEST
7190382	NORTH SHORE ANIMAL LEAGUE, INC.
698035	OB-GYN DIAGNOSTICS, INC.
2049013	OGDEN FOOD SERVICE CORPORATION OF KANSAS
2212561	OVERLAND PARK HOMECARE SERVICES, INC.
872259	PRECISIONAIRE OF THE MIDWEST, INC.
1632272	QUEST FUTURES GROUP, INC.
122713	SCI KANSAS FUNERAL SERVICES, INC.

916965	SECTION FOUR OF THE ROLLER SKATING RINK OPERATORS ASSOCIATION
633065	SERVICES OF KANSAS, INC.
41582	SJL OF KANSAS CORP.
2252583	SPRINT HEALTHCARE SYSTEMS, INC.
2429777	SPRINT INTERNATIONAL HOLDING, INC.
2283141	SPRINT IRIDIUM, INC.
2457125	SPRINT VENTURES, INC.
2389757	SPRINTCOM, INC.
865550	SURGICARE OF WICHITA, INC.
920033	SURGICENTER OF JOHNSON COUNTY, INC.
236968	THE AMERICAN ASSOCIATION OF TEACHERS OF SPANISH AND PORTUGUESE, INC.
2478600	TOTAL HEALTHCARE, INC.
2316792	UC PHONECO, INC.
86082	UNITED STATES CORPORATION COMPANY
2316800	UST PHONECO, INC.
1789445	UTI HOLDING COMPANY, INC.
2372076	VILLA P177A OF KANSAS, INC.
2372084	VILLA RESTAURANT, INC.
224956	WHCMB OVERLAND PARK, INC.
346452	WINDSOR AT BARCLAY SQUARE, INC.
556514	WINDSOR AT CEDARBROOKE, INC.
346445	WINDSOR AT EASTBOROUGH, INC.
346429	WINDSOR AT ROCKBOROUGH, INC.
556522	WINDSOR AT WOODBROOKE, INC.
556506	WINDSOR AT WOODGATE, INC.

725-722-3
RGO 53- 25	KANSAS SECRETARY OF STATE Change of Resident Agent Name and/or Registered Office Address by Resident Agent

CONTACT: Kansas Office of the Secretary of State
Memorial Hall, 1st Floor 120 S.W. 10th Avenue Topeka, KS 66612-1594	(785) 296-4564 kssos@sos.ks.gov www.sos.ks.gov

INSTRUCTIONS: All information must be completed or this document will not be accepted for filing.  Please read instructions sheet before completing.

1. I, Corporation Service Company, the resident agent for the entity(ies) listed below, do hereby certify that I have changed my name and/or the registered office address in the state of Kansas for the following business entity(ies):

2. Business entity ID number: This is not the Federal Employer ID Number (FEIN)	See attached list
3. Business entity name: Name must match the name on record with the Secretary of State	See attached list
4. State/Country of organization:	See attached list
5. Current resident agent name and	The Prentice-Hall Corporation System, Kansas, Inc.
registered office address:	Name
Address must be a street address	200 S.W. 30th Street
A PO box is unacceptable	Street Address
Topeka	Kansas	66611
City	State	Zip
6. New resident agent name and	The Prentice-Hall Corporation System, Kansas, Inc.
registered office address:	Name
Address must be a street address	2900 S. Wanamaker Drive, Suite 204
A PO box is unacceptable	Street Address
Topeka	Kansas	66614
City	State	Zip
7. Effective date:	☐	Upon filing
☒	Future effective date	July	13,	2012
		Month	Day	Year
8. I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct and that I have remitted the required fee.

/s/ John H. Pelletier	July 6, 2012
Signature of resident agent	Date (month, day, year)

John H. Pelletier, Assistant Vice President
Name of signer (printed or typed)

AGREEMENT AND PLAN OF MERGER

OF

US UNWIRED INC.
(a Louisiana corporation)

AND

SPRINTCOM, INC.
(a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on November 16, 2015, by US Unwired Inc. (“US Unwired), a business corporation of the State of Louisiana, and approved by resolution adopted by its Board of Directors on said date, and entered into on November 16, 2015, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, US Unwired is a corporation of the State of Louisiana with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which US Unwired has authority to issue is 100, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the Business Corporation Law of the State of Louisiana permits a merger of a business corporation of the State of Louisiana with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and.

WHEREAS, US Unwired and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge US Unwired and SprintCom pursuant to the provisions of the Business Corporation Law of the State of Louisiana and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by US Unwired and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions. required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          US Unwired and SprintCom shall, pursuant to the provisions of the Business Corporation Law of the State of Louisiana and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of US Unwired, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Louisiana.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.          The present bylaws of the surviving corporation will be the bylaws of said surviving. corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the, provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their. tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the Effective Date of the merger, each issued and outstanding share of common stock of US Unwired shall not be converted or exchanged in any manner into shares of the surviving  corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date-of the merger will continue to represent one issued share of the surviving corporation.

6.       In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Business Corporation Law of the State of Louisiana and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Louisiana and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Louisiana and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.         The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be November 30, 2015.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Louisiana.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: November 16, 2015.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

US UNWIRED, Inc.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: November 16, 2015

Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

AGREEMENT AND PLAN OF MERGER
OF

UBIQUITEL OPERATING COMPANY

(a Delaware corporation)

and

SPRINTCOM,

(a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on March 24, 2016, by UbiquiTel Operating Company (“UbiquiTel”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 24, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, UbiquiTel is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which UbiquiTel has authority to issue is 10,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, UbiquiTel and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge UbiquiTel and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by UbiquiTel and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.         UbiquiTel and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of UbiquiTel, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.          The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the Effective Date of the merger, each issued and outstanding share of common stock of UbiquiTel shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.        In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be March 29, 2016.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: March   25  , 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

UBIQUITEL OPERATING COMPANY

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice President

ATTEST:
/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: March   25  , 2016.

Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is SprintCom, Inc.      , a Kansas                 corporation,and S-N GC GP, Inc.,     a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is SprintCom, Inc.    , a Kansas                 corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on March 29, 2016.

SIXTH: The Agreement of Merger is on file at 6200 Sprint Parkway         Overland Park, Kansas 66251, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations. EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   25th  day of March     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer

Name:	Timothy P. O’Grady
Print of Type

Title:	Vice President

AGREEMENT AND PLAN OF MERGER OF S-N GC GP, INC. (a Delaware corporation) and SPRINTCOM, INC. (a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on March 24, 2016, by S-N GC GP, Inc. (“S-N GC GP”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 24, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, S-N GC GP is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson:

WHEREAS the total number of shares of stock which S-N GC GP has authority to issue is 1,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, S-N GC GP and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge S-N GC GP and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by S-N GC GP and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          S-N GC GP and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of S-N GC GP, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.          The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the Effective Date of the merger, each issued and outstanding share of common stock of S-N GC GP shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.       In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be March 29, 2016.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: March  25  , 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

S-N GC GP, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:
/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: March  25  , 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is SprintCom, Inc.   , a Kansas                 corporation, and UbiquiTel Operating Company, a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is SprintCom, Inc. , a Kansas                 corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on March 29, 2016.

SIXTH: The Agreement of Merger is on file at 6200 Sprint Parkway

Overland Park, Kansas 66251, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations. EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   25th  day of March     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer
Name:	Timothy P. O’Grady
Print of Type
Title:	Vice President

AGREEMENT AND PLAN OF MERGER

OF

BRIGHT HOLDINGS, INC.

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)
AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on March 24, 2016, by Bright PCS Holdings, Inc. (“Bright PCS”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 24, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Bright PCS is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which Bright PCS has authority to issue is 1,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, Bright PCS and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge Bright PCS and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Bright PCS and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          Bright PCS and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of Bright PCS, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.          The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the Effective Date of the merger, each issued and outstanding share of common stock of Bright PCS shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.        In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas; and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary’, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be March 29, 2016.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

 [Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: March  25  , 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

BRIGHT PCS HOLDINGS, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: March  25  , 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is SprintCom, Inc.                 , a Kansas                 corporation,       and S-N GC LP Holdco, Inc., a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is SprintCom, Inc.     , a Kansas                 corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on March 29, 2016.

SIXTH: The Agreement of Merger is on file at 6200 Sprint Parkway  Overland Park, Kansas 66251, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations. EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251.

IN WITNESS WHEREOF, said surviving co oration has caused this certificate to be signed by an authorized officer, the   25th  day of March     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer

Name:	Timothy P. O’Grady
Print of Type

Title:	Vice President

AGREEMENT AND PLAN OF MERGER OF S-N GC LP HOLDCO, INC. (a Delaware corporation) and SPRINTCOM, INC. (a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on March 24, 2016, by S-N GC LP Holdco, Inc. (“S-N GC LP”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 24, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, S-N GC LP is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which S-N GC LP has authority to issue is 1,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, S-N GC LP and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge S-N GC LP and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by S-N GC LP and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          S-N GC LP and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of S-N GC LP, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.       The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.          The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.          At the Effective Date of the merger, each issued and outstanding share of common stock of S-N GC LP shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.        In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be March 29, 2016.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]
IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: March   25  , 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

S-N GC LP Holdco, Inc.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: March  25  , 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is SprintCom, Inc.          , a Kansas                 corporation, and Bright PCS Holdings, Inc.     ,
a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is SprintCom, Inc.        , a Kansas                 corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.

FIFTH: The merger is to become effective on March 29, 2016.

SIXTH: The Agreement of Merger is on file at 6200 Sprint Parkway  Overland Park, Kansas 66251, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251.

IN WITNESS WHEREOF, said surviving co oration has caused this certificate to be signed by an authorized officer, the   25th  day of March     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer
Name:	Timothy P. O’Grady
Print of Type
Title:	Vice President

CERTIFICATE OF MERGER OF S-N GC HOLDCO, LLC (a Delaware limited liability company) INTO SPRINTCOM, INC. (a Kansas corporation)

It is hereby certified that:

1.         S-N GC Holdco, LLC, a Delaware limited liability company (“S-N GC Holdco”) is hereby merging into SprintCom, Inc., a Kansas corporation).

2.           SprintCom, Inc. (“SprintCom”), a Kansas corporation is the surviving entity.

3.           The effective date of this Merger shall be March 30, 2016.

4.          S-N GC Holdco and SprintCom and their respective Members and Boards of Directors thereof deem it advisable and to the advantage, welfare, and in the best interests of said limited liability company and corporation and their respective members and shareholders to merge S-N GC Holdco and SprintCom pursuant to accordance with K.S.A. 2010 Supp. 17-78-201 through 17-78-206, and amendments thereto, and by each foreign merging entity in accordance with the law of Delaware.

5.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.          The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.          The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, Overland Park, Kansas 66251.

9.          A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed on March 29, 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

S-N GC Holdco, LLC

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

STATE OF DELAWARE
CERTIFICATE OF MERGER OF A
DOMESTIC LIMITED LIABILITY COMPANY INTO
A FOREIGN CORPORATION

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Act.

First: The name of each constituent corporation is SprintCom, Inc.           a Kansas corporation, a Foreign Corporation.

Second:  The jurisdiction in which this Corporation was form is Kansas.

Third:  The name of the Limited Liability Company being merged into the Corporation is S-N GC Holdco, LLC, a Delaware Limited Liability Company.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving corporation is SprintCom, Inc.          .

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving foreign Corporation and the address there is 6200 Sprint Parkway           Overland Park, Kansas 66251           .

Seventh: A copy of the agreement of merger or consolidation will be furnished by the surviving foreign corporation, on request and without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The surviving foreign corporation agrees that it may be served with process in the State of Delaware in any action, suite or proceeding for the enforcement of any obligation of any domestic limited liability company which is to merge or consolidate, irrevocably appointing the Secretary of State as its agent to accept service of process in any such action, suit or proceeding and the address to which a copy of such process shall be mailed to by the Secretary of State is c/o Sprint Corporation, 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251          .

Ninth:  The merger is to become effective on March 30, 2016.

IN WITNESS WHEREOF, said surviving co oration has caused this certificate to be signed by an authorized officer, the   28th  day of March     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer
Name:	Timothy P. O’Grady, Vice President
Print of Type

AGREEMENT AND PLAN OF MERGER

UBIQUITEL LEASING COMPANY

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on April 1, 2016. by UbiquiTel Leasing Company (“UbiquiTel Leasin2”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on April I, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, UbiquiTel Leasing is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which UbiquiTel Leasing has authority to issue is 10,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and WHEREAS, UbiquiTel Leasing and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge UbiquiTel Leasing and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by UbiquiTel Leasing and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          UbiquiTel Leasing and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of UbiquiTel Leasing, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.           The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.           The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the Effective Date of the merger, each issued and outstanding share of common stock of UbiquiTel Leasing shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.       In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be April 11, 2016.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Executed on March 29, 2016.

Surviving Entity:

SPRINTCOM, INC.
By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

UBIQUITEL LEASING COMPANY

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: April   8  , 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:
FIRST: The name of each constituent corporation is SprintCom, Inc.
, a Kansas                 corporation,
and UbiquiTel Leasing Company,
a Delaware corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.
THIRD: The name of the surviving corporation is SprintCom, Inc.
, a Kansas                 corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
FIFTH: The merger is to become effective on April 11, 2016.
SIXTH: The Agreement of Merger is on file at 6200 Sprint Parkway
Overland Park, Kansas 66251, the place of business of the surviving corporation.
SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.
EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251.

IN WITNESS WHEREOF, said surviving co oration has caused this certificate to be signed by an authorized officer, the   8th  day of April     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer

Name:	Timothy P. O’Grady
Print of Type

Title:	Vice President

CERTIFICATE OF MERGER

OF

SPRINTCOM ECP I, L.L.C.

(a Delaware limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.          SprintCom ECP 1, L.L.C., a Delaware limited liability company (“SprintCom ECP I”) is hereby merging into SprintCom, Inc., a Kansas corporation).

2.           SprintCom, Inc. (“SprintCom”), a Kansas corporation is the surviving entity.

3.           The effective date of this Merger shall be May 6, 2016.

4.          SprintCom ECP I and SprintCom and their respective Members and Boards of Directors thereof deem it advisable and to the advantage, welfare, and in the best interests of said limited liability company and corporation and their respective members and shareholders to merge SprintCom ECP I and SprintCom pursuant to accordance with K.S.A. 2010 Supp. 17-78-201 through 17-78-206, and amendments thereto, and by each foreign merging entity in accordance with the law of Delaware.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.           The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.          The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, Overland Park, Kansas 66251.

9.           A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed on May   2  , 2016.

SPRINTCOM, INC.

By:	/s/ Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

Attest:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

AGREEMENT AND PLAN OF MERGER OF
SPRINT TELECENTERS, INC. (a Florida corporation) and SPRINTCOM, INC. (a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on August 26, 2016, by Sprint TELECENTERs, Inc. (“Sprint TELECENTERs”), a business corporation of the State of Florida, and approved by resolution adopted by its Board of Directors on said date, and entered into on August 26, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Sprint TELECENTERs is a corporation of the State of Florida with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, the total number of shares of stock which Sprint TELECENTERs has authority to issue is 2,000, all of which are of one class and of a par value of $1.00 each;

WHEREAS, the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS, the Florida Business Corporation Act permits a merger of a business corporation of the State of Florida with and into a business corporation of another jurisdiction;

WHEREAS, the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, Sprint TELECENTERs and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge Sprint TELECENTERs and SprintCom pursuant to the provisions of the Florida Business Corporation Act and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Sprint TELECENTERs and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.          Sprint TELECENTERs and SprintCom shall, pursuant to the provisions of the Florida Business Corporation Act and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of Sprint TELECENTERs, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Florida Business Corporation Act.

2.          The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the Effective Date of the merger, each issued and outstanding share of common stock of Sprint TELECENTERs shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.          In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Florida Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the Florida Business Corporation Act and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Florida and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.          The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.         The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be August 31, 2016.

9.          Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Florida.

[Signature Page Follows]
IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: August 26, 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Non-Surviving Entity:

SPRINT TELECENTERS, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Surviving Entity:

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Katie True-Awtry, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: August   26  , 2016.

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary of SprintCom, Inc.

COVER LETTER

TO:        Amendment Section

Division of Corporations

SUBJECT:	SprintCom, Inc.
Name of Surviving Corporation
The enclosed Articles of Merger and fee are submitted for filing.

Please return all correspondence concerning this matter to following:

Lora Keithley
Contact Person
Sprint
Firm/Company
6200 Sprint Parkway
Address
Overland Park, KS 66251
City/State and Zip Code
lora.keithley@sprintcom
E-mail address; (to be used for future annual report notification)
For further information concerning this matter, please call:

Lora Keithley	At	(913) 794-1411
Name of Contact Person		Area Code & Daytime Telephone Number
☐ Certified copy (optional) $8.75 (Please send an additional copy of your document if a certified copy is requested)

STREET ADDRESS:	MAILING ADDRESS:
Amendment Section	Amendment Section
Division of Corporations	Division of Corporations
Clifton Building	P.Q. Box 6327
2661 Executive Center Circle	Tallahassee, Florida 32314
Tallahassee, Florida 32301

ARTICLES OF MERGER

(Profit Corporations)

The following articles of merger are submitted in accordance with the Florida Business Corporation Act, pursuant to section 607.1105, Florida Statutes.

First: The name and jurisdiction of the surviving corporation:

Name	Jurisdiction	Document Number
SprintCom	Kansas	2389757

Second: The name and jurisdiction of each merging corporation:

Name	Jurisdiction	Document Number (If known/applicable)
Sprint TELECENTERs, Inc.	Florida	P96000007209

Third: The Plan of Merger is attached.

Fourth: The merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State.

OR 08/31/2016 (Enter a specific date. NOTE: An effective date cannot be prior to the date of filing or more than 90 days after merger file date.)
Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records,

Fifth: Adoption of Merger by surviving corporation - (COMPLETE ONLY ONE STATEMENT)

The Plan of Merger was adopted by the shareholders of the surviving corporation on The Plan of Merger was adopted by the board of directors of the surviving corporation on 8/26/2016 and shareholder approval was not required.

Sixth: Adoption of Merger by merging corporation(s) (COMPLETE ONLY ONE STATEMENT)

The Plan of Merger was adopted by the shareholders of the merging corporation(s) on 8/26/2016 and shareholder approval was not required.

(Attach additional sheets if necessary)

Seventh: SIGNATURES FOR EACH  CORPORATION

Name of Corporation	Signature of an Officer or Director	Typed or
Sprint TELECENTERs, Inc.	/s/ Stefan K. Schnopp	Stefan K. Schnopp, Vice President
SprintCom, Inc.	/s/ Stefan K. Schnopp	Stefan K. Schnopp, Vice President

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger, dated as of August 26, 2016, is entered into by and between Sprint TELECENTERs, Inc. (“Sprint TELECENTERs”), a Florida corporation, and SprintCom, Inc. (“SprintCom”), a Kansas corporation, sometimes referred to as the Constituent Corporations and will become effective on August 31, 2016 (the “Effective Date”).

WHEREAS, the total number of shares of stock which Sprint TELECENTERs has authority to issue is 2,000, all of which are of one class with a par value of $1.00; and WHEREAS, the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class with a par value of 52.50; and WHEREAS, the Board of Directors of the Constituent Corporations have deemed it advisable that Sprint TELECENTERs be merged with and into SprintCom pursuant to the provisions of the Florida Business Corporation Act and the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1.         Plan of Mercer. In accordance with the Florida Business Corporation Act and the Kansas General Corporation Code, Sprint TELECENTERs shall be merged with and into SprintCom which shall be the surviving corporation. The name of the surviving corporation shall remain unchanged. The Certificate of Incorporation and the Bylaws of SprintCom shall not be amended by reason of the merger and shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

2.         Effective Date of Merger. At such time as the parties hereto may agree, the Constituent Corporations shall deliver a Certificate of Merger to the Secretary of States of Florida and Kansas pursuant to the Florida Business Corporation Act and the Kansas General Corporation Code and, and if the Secretary of States of Florida and Kansas find that the respective document conforms to law and all taxes or fees have been paid, the respective documents will be filed.

3,         Shares. At the Effective Date of the merger, each issued and outstanding share of common stock of Sprint TELECENTERs shall not be converted or exchanged in any mariner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the Effective Date of the merger shall continue to represent one issued share of the surviving corporation.

4.         Directors and Officers. The directors and officers of the surviving corporation at the Effective Date shall be the directors and officers of the surviving corporation in office at the Effective Date, all of whom shall hold their offices until the elections and qualification of their respective successors or until their earlier removal, resignation or death in accordance with the bylaws of the surviving corporation.

5.          Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Date by mutual agreement of the Board of Directors of the Constituent Corporations, in which event all obligations of the Constituent Corporations hereunder shall terminate without liability on the part of any party.

6.        Authorizations. The Constituent Corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of Florida and Kansas, and that they will cause to be performed all necessary acts within Florida , Kansas and elsewhere, to effectuate the merger herein provided for.

IN WITNESS WHEREOF, the parties hereto, pursuant to authority given by their respective Board of Directors, have caused this Agreement to be entered into and signed, attested and sealed by their respective authorized officers as of the day and year first above written.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Non-Surviving Entity:

SPRINT TELECENTERS, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

AGREEMENT AND PLAN OF MERGER

OF

IWO HOLDINGS, INC.

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on July 15, 2016, by IWO Holdings, Inc. (“IWO Holdings”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on July 26, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, IWO Holdings is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which IWO Holdings has authority to issue is 1,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction.

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, IWO Holdings and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge IWO Holdings and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by IWO Holdings and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required oil permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.         IWO Holdings and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of IWO Holdings, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.          The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the Effective Date of the merger, each issued and outstanding share of common stock of IWO Holdings shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.         In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas, and that they 11 cause to be performed all necessary acts within the State of Delaware and the State of Kansas acid elsewhere to effectuate the merger herein provided for.

7.         The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be July 26, 2016.

9.         Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: July 15, 2016.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

IWO HOLDINGS, Inc.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

S fan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: July 25 , 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

CERTIFICATE OF MERGER

OF

SPRINTCOM ECP II, L.L.C.

(a Delaware limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.         SprintCom ECP II, L.L.C., a Delaware limited liability company (“SprintCom ECP II”) is hereby merging into SprintCom, Inc., a Kansas corporation).

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation is the surviving entity.

3.         The effective date of this Merger shall be May 6, 2016.

4.         SprintCom ECP II and SprintCom and their respective Members and Boards of Directors thereof deem it advisable and to the advantage, welfare, and in the best interests of said limited liability company and corporation and their respective members and shareholders to merge SprintCom ECP II and SprintCom pursuant to accordance with K.S.A. 2010 Supp. 17-78-201 through 17-78-206, and amendments thereto, and by each foreign merging entity in accordance with the law of Delaware.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, Overland Park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed May 2 , 2016.

SPRINTCOM, INC.

	By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

Attest:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A FOREIGN CORPORATION

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act

First: The name of the surviving corporation is SprintCom, Inc.
,a Foreign Corporation.

Second: The jurisdiction in which this Corporation is formed is Kansas.

Third: The name of the Limited Liability Company being merged into the Corporation is
SprintCom ECP II, L.L.C.., a Delaware Limited Liability Company.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving foreign Corporation is SprintCom, Inc.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving foreign Corporation and the address there is 6200 Sprint Parkway
Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger consolidation will be furnished by the surviving foreign corporation, on request and without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The surviving foreign Corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for the enforcement of any obligation of any domestic limited liability company which is to merge or consolidate, irrevocably appointing the Secretary of State as its agent to accept service of process in any such action, suit or proceeding and the address to which a copy of such process shall be mailed to by the Secretary of State is
Sprint Legal Dept., P.O. Box 4600, Reston, Virginia 20195
.
Ninth: The effective date of the merger is May 6, 2016.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   2nd  day of May     , A.D., 2016.

By: /s/ Timothy P. O’Grady
Authorized Officer

Name: Timothy P. O’Grady, on behalf of Member
Print of Type

STATE OF DELAWARE

CERTIFICATE OF MERGER OF A

DOMESTIC LIMITED LIABILITY COMPANY INTO

A FOREIGN CORPORATION

Pursuant to Title 6, Section 18-209 of the Delaware Limited Liability Company Act

First: The name of the surviving corporation is SprintCom, Inc.
,a Foreign Corporation.

Second: The jurisdiction in which this Corporation is formed is Kansas.

Third: The name of the Limited Liability Company being merged into the Corporation is
SprintCom ECP I, L.L.C.., a Delaware Limited Liability Company.

Fourth: The agreement of merger or consolidation has been approved and executed by each of the business entities which is to merge or consolidate.

Fifth: The name of the surviving foreign Corporation is SprintCom, Inc.

Sixth: An agreement of merger or consolidation is on file at a place of business of the surviving foreign Corporation and the address there is 6200 Sprint Parkway, Overland Park, Kansas 66251.

Seventh: A copy of the agreement of merger consolidation will be furnished by the surviving foreign corporation, on request and without cost, to any member of any domestic limited liability company or any person holding an interest in any other business entity which is to merge or consolidate.

Eighth: The surviving foreign Corporation agrees that it may be served with process in the State of Delaware in any action, suit or proceeding for the enforcement of any obligation of any domestic limited liability company which is to merge or consolidate, irrevocably appointing the Secretary of State as its agent to accept service of process in any such action, suit or proceeding and the address to which a copy of such process shall be mailed to by the Secretary of State is Sprint Legal Dept., P.O. Box 4600, Reston, Virginia 20195.

Ninth: The effective date of the merger is May 6, 2016.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   2nd  day of May     , A.D., 2016.

By: /s/ Timothy P. O’Grady
Authorized Officer

Name: Timothy P. O’Grady, on behalf of Member
Print of Type

AGREEMENT OF MERGER OF SPRINT MEXICO, INC. (a Kansas Corporation) AND SPRINTCOM, INC. (a Kansas Corporation)

AGREEMENT OF MERGER approved on May 27, 2016 by Sprint Mexico, Inc. (“Sprint Mexico”), a business corporation of the State of Kansas, and by resolution adopted by its Board of Directors on said date, and approved on May 27, 2016 by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and by resolution adopted by its Board of Directors on said date.

WHEREAS Sprint Mexico is a business corporation of the State of Kansas with its registered office therein located at 2900 SW Wanamaker Drive, Suite 204, City of Topeka, County of Shawnee, and

WHEREAS the total number of shares of stock which Sprint Mexico has authority to issue is 100, all of which are of one class and of a par value of $1.00 each;

WHEREAS SprintCom is a business corporation of the State of Kansas with its registered office therein located at 2900 SW Wanamaker Drive, Suite 204, City of Topeka, County of Shawnee, and

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS Sprint Mexico and SprintCom and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Sprint Mexico with and into SprintCom pursuant to the provisions of the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly approved by a resolution adopted by the Board of Directors of Sprint Mexico and duly approved by a resolution adopted by the Board of Directors of SprintCom the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.        Sprint Mexico and SprintCom shall, pursuant to the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of Sprint Mexico, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of said Kansas General Corporation Code.

2.         The Articles of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Articles of Incorporation of said surviving corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         Each issued share of the terminating corporation shall, upon the effective date of the merger, shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6.         In the event that this Agreement of Merger shall have been fully adopted upon behalf of the terminating corporation and of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.         The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.          The effective date of the Agreement of Merger, and the date upon which the merger therein agreed upon shall become effective, shall be June 3, 2016.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement of Merger is hereby signed and attested upon behalf of each of the constituent corporations parties thereto.

Dated: May 27, 2016

SPRINT MEXICO, INC.

	By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: March 27 , 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is SprintCom, Inc.
, a Kansas                  corporation,
and IWO Holdings, Inc.,
a Delaware corporation.
SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.
THIRD: The name of the surviving corporation is SprintCom, Inc.
, a Kansas                  corporation.
FOURTH: The Certificate of Incorporation of the surviving corporation shall be its Certificate of Incorporation.
FIFTH: The merger is to become effective on July 26, 2016.
SIXTH: The Agreement of Merger is on file at 6200 Sprint Parkway
Overland Park, Kansas 66251, the place of business of the surviving corporation.
SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations. EIGHT: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept services of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 6200 Sprint Parkway, KSOPF0302, Overland Park, KS 66251.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the   25th  day of July     , A.D., 2016.

By:	/s/ Timothy P. O’Grady
Authorized Officer

Name:	Timothy P. O’Grady
Print of Type

Title:	Vice President

AGREEMENT AND PLAN OF MERGER

OF

IWO HOLDINGS, INC.

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)

AGREEMENT AND PLAN OF MERGER (“Agreement of Merger”) entered into on July 15, 2016, by IWO Holdings, Inc. (“IWO Holdings”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on July 26, 2016, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, IWO Holdings is a corporation of the State of Delaware with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS, SprintCom is a corporation of the State of Kansas with its principal office therein located at 6200 Sprint Parkway, City of Overland Park, County of Johnson;

WHEREAS the total number of shares of stock which IWO Holdings has authority to issue is 1,000, all of which are of one class and of a par value of $0.01 each;

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each;

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction;

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, IWO Holdings and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge IWO Holdings and SprintCom pursuant to the provisions of the General Corporation Law of the State of Delaware and of the General Corporation Code of Kansas upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by IWO Holdings and approved by a resolution adopted by’ its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required oil permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Agreement set forth.

1.         IWO Holdings and SprintCom shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of IWO Holdings, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Business Corporation Law of the State of Delaware.

2.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the Effective Date of the merger, each issued and outstanding share of common stock of IWO Holdings shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be canceled. The issued shares of the surviving corporation will not be converted or exchanged in any manner, but each share which is issued as of the effective date of the merger will continue to represent one issued share of the surviving corporation.

6.         In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the General Corporation Law of the State of Delaware and by the laws of the State of Kansas, and that they 11 cause to be performed all necessary acts within the State of Delaware and the State of Kansas acid elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving ,corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

8.         The effective date of this Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be July 26, 2016.

9.         Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:  July 15, 2016

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

Non-Surviving Entity:

IWO HOLDINGS, INC.

By:	/s/	Timothy P. O’Grady
Timothy P. O’Grady
Vice-President

ATTEST:

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Stefan K. Schnopp, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: July 15, 2016.

/s/ Stefan K. Schnopp
Stefan K. Schnopp
Assistant Secretary of SprintCom, Inc.

CERTIFICATE OF MERGER OF ENTERPRISE COMMUNICATIONS, LLC (a Georgia limited liability company) INTO SPRINTCOM, (a Kansas corporation)

It is hereby certified that:

1.         Enterprise Communications, LLC (“Enterprise”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be December 30, 2016.

4.         Enterprise and SprintCom and their respective Member and Boards of Directors thereof deem it advisable and to the advantage, welfare, and in the best interests of said limited liability company and corporation and their respective member and shareholder to merge Enterprise and SprintCom pursuant to and in accordance with K.S.A. 2010 Supp. 17-78-201 through 17-78-206, and amendments thereto, and by each foreign merging entity in accordance with the law of Kansas.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed December   28  , 2016.

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

CERTIFICATE OF MERGER OF BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC (an Ohio limited liability company) INTO SPRINTCOM, INC. (a Kansas corporation)

It is hereby certified that:

1.         Bright Personal Communications Services, LLC (“Bright”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be December 30, 2016.

4.        Bright and SprintCom and their respective Member and Boards of Directors thereof deem it advisable and to the advantage, welfare, and in the best interests of said limited liability company and corporation and their respective member and shareholder to merge Bright and SprintCom pursuant to and in accordance with K.S.A. 2010 Supp. 17-78-201 through 17-78-206, and amendments thereto, and by each foreign merging entity in accordance with the law of its jurisdiction of organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed December   28  , 2016.

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

CERTIFICATE OF MERGER

OF

TEXAS UNWIRED

(a Louisiana general partnership)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.         Texas Unwired (“Texas”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be January 31, 2017.

4.         The Merger has been approved by SprintCom, and its respective Board of Directors and Shareholder, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto, and by Texas and its respective Managing Partner, in accordance with the law of its jurisdiction of organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed January   27  , 2017.

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

 CERTIFICATE OF MERGER

OF

GEORGIA PCS MANAGEMENT, L.L.C.

(a Georgia limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.         Georgia PCS Management, L.L.C. (“Georgia PCS”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be January 31, 2017.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Georgia PCS and its respective Sole Member, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed January 31, 2017.

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

CERTIFICATE OF MERGER OF GULF COAST WIRELESS, LLC (a Louisiana limited liability company) INTO SPRINTCOM, INC. (a Kansas corporation)

It is hereby certified that:

1.         Gulf Coast Wireless, LLC (“Gulf Coast”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be January 31, 2017.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Gulf Coast and its respective Sole Member, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed January 31, 2017.

SPRINTCOM, INC.

	By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

CERTIFICATE OF MERGER OF INDEPENDENT WIRELESS ONE, LLC (a Delaware limited liability company) INTO SPRINTCOM, INC. (a Kansas corporation)

It is hereby certified that:

1.         Independent Wireless One, LLC (“Independent Wireless”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be January 31, 2017.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Independent Wireless and its respective Sole Member, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed January 31, 2017.

SPRINTCOM, INC.

	By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

CERTIFICATE OF MERGER OF LOUISIANA UNWIRED, LLC (a Louisiana limited liability company) INTO SPRINTCOM, INC. (a Kansas corporation)

It is hereby certified that:

1.         Louisiana Unwired, LLC (“Louisiana”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be January 31, 2017.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Louisiana and its respective Sole Member, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed January 31, 2017.

SPRINTCOM, INC.

	By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry Assistant Secretary

CERTIFICATE OF MERGER

OF

IPCS WIRELESS, LLC

(a Delaware limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.         IPCS Wireless, LLC (“IPCS”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be January 31, 2017.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by IPCS and its respective Sole Member, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 6625I.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed January 31, 2017.

SPRINTCOM, INC.

	By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

CERTIFICATE OF MERGER

OF

HORIZON PERSONAL COMMUNICATIONS, LLC

(an Ohio limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.         Horizon Personal Communications, LLC (“Horizon”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be July 1, 2017.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholder, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Horizon and its respective Sole Member, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation arid will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, overland park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed June 30, 2017.

SPRINTCOM, INC.

	By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp, Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry, Assistant Secretary

PLAN AND AGREEMENT OF MERGER

OF

NEXTEL PARTNERS OF UPSTATE NEW YORK, INC.

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)

This PLAN AND AGREEMENT OF MERGER entered into on December 27, 2017, by Nextel Partners of Upstate New York, Inc. (“Nextel Partners”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on December 27, 2017, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Nextel Partners is a business corporation of the State of Delaware with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and

WHEREAS SprintCom, Inc. is a business corporation of the State of Kansas with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and

WHEREAS the total number of shares of stock which Nextel Partners has authority to issue is 100, all of which are of one class and without par value; and

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each; and

WHEREAS the Delaware General Corporation Law permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, Nextel Partners and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Nextel Partners with and into SprintCom pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Nextel Partners and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Plan and Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

1.         Nextel Partners and SprintCom shall, pursuant to the provisions of the Delaware General Corporation Law and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of Nextel Partners, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Delaware General Corporation Law.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue to be in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the effective date of the merger, each issued share of the terminating corporation shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be cancelled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6.         In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Delaware General Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

8.         The effective date of this Plan and Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be January 3, 2018.

9.         Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: December 27, 2017.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Non-Surviving Entity:

NEXTEL PARTNERS OF UPSTATE NEW YORK, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Katie True-Awtry, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: December 27 , 2017.

Katie True-Awtry
Katie True-Awtry
Assistant Secretary of SprintCom, Inc.

PLAN AND AGREEMENT OF MERGER

OF

NEXTEL WIP LEASE CORP.

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)

This PLAN AND AGREEMENT OF MERGER entered into on December 27, 2017, by Nextel WIP Lease Corp. (“Nextel WIP”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on December 27, 2017, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Nextel WIP is a business corporation of the State of Delaware with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and WHEREAS SprintCom, Inc. is a business corporation of the State of Kansas with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and WHEREAS the total number of shares of stock which Nextel WIP has authority to issue is 100, all of which are of one class and without par value; and WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each; and WHEREAS the Delaware General Corporation Law permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and WHEREAS, Nextel WIP and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Nextel WIP with and into SprintCom pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Nextel WIP and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Plan and Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

1.         Nextel WIP and SprintCom shall, pursuant to the provisions of the Delaware General Corporation Law and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of Nextel WIP, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Delaware General Corporation Law.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue to be in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the effective date of the merger, each issued share of the terminating corporation shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be cancelled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6.       In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Delaware General Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

8.         The effective date of this Plan and Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be January 3,2018.

9.         Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: December 27, 2017.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Non-Surviving Entity:

NEXTEL WIP LEASE CORP.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

SPRINTCOM, INC.
(a Kansas Corporation)

Certificate of Assistant Secretary

Katie True-Awtry, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: December 27 , 2017.

Katie True-Awtry
Katie True-Awtry
Assistant Secretary of SprintCom, Inc.

PLAN AND AGREEMENT OF MERGER

OF

NEXTEL OPERATIONS, INC.

(a Delaware corporation)

and

SPRINTCOM, INC.

(a Kansas corporation)

This PLAN AND AGREEMENT OF MERGER entered into on December 27, 2017, by Nextel Operations, Inc. (“Nextel Operations”), a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date, and entered into on December 27, 2017, by SprintCom, Inc. (“SprintCom”), a business corporation of the State of Kansas, and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, Nextel Operations is a business corporation of the State of Delaware with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and

WHEREAS SprintCom, Inc. is a business corporation of the State of Kansas with its principal office located at 6200 Sprint Parkway, City of Overland Park, County of Johnson, Kansas; and

WHEREAS the total number of shares of stock which Nextel Operations has authority to issue is 100, all of which are of one class and without par value; and

WHEREAS the total number of shares of stock which SprintCom has authority to issue is 100, all of which are of one class and of a par value of $2.50 each; and

WHEREAS the Delaware General Corporation Law permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS the Kansas General Corporation Code permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Kansas; and

WHEREAS, Nextel Operations and SprintCom and their respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Nextel Operations with and into SprintCom pursuant to the provisions of the Delaware General Corporation Law and pursuant to the provisions of the Kansas General Corporation Code upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Nextel Operations and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by SprintCom and approved by a resolution adopted by its Board of Directors, the Plan and Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

1.          Nextel Operations and SprintCom shall, pursuant to the provisions of the

Delaware General Corporation Law and the provisions of the Kansas General Corporation Code, be merged with and into a single corporation, to wit, SprintCom, which shall be the surviving corporation upon the effective date of the merger, and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Kansas General Corporation Code. The separate existence of Nextel Operations, which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon said effective date in accordance with the provisions of the Delaware General Corporation Law.

2.        The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue to be in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

3.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Kansas General Corporation Code.

4.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

5.         At the effective date of the merger, each issued share of the terminating corporation shall not be converted or exchanged in any manner into shares of the surviving corporation and shall be cancelled. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

6.         In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Delaware General Corporation Law and upon behalf of the surviving corporation in accordance with the provisions of the Kansas General Corporation Code, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Kansas, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Kansas and elsewhere to effectuate the merger herein provided for.

7.        The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

8.         The effective date of this Plan and Agreement of Merger, and the date upon which the merger herein agreed upon shall become effective in the State of Kansas, shall be January 3, 2018.

9.         Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Kansas or at any time prior to the filing of any requisite merger documents with the Secretary of State of the State of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated: December 27, 2017.

Surviving Entity:

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

Non-Surviving Entity:

NEXTEL OPERATIONS, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

ATTEST:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

SPRINTCOM, INC.

(a Kansas Corporation)

Certificate of Assistant Secretary

Katie True-Awtry, the undersigned, being the Assistant Secretary of SprintCom, Inc., does hereby certify that the holders of all of the outstanding stock of said corporation dispensed with a meeting and vote of stockholders, and all of the stockholders entitled to vote consented in writing, pursuant to the provisions of Section 17-6518 of the Kansas General Corporation Code, to the adoption of the foregoing Agreement and Plan of Merger.

The undersigned declares under penalty of perjury that the foregoing is true and correct.

Dated: December 27, 2017.

Katie True-Awtry
Katie True-Awtry
Assistant Secretary of SprintCom, Inc.

CERTIFICATE OF MERGER

OF

STE 14 AFFILIATE LLC

(a Delaware limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1          STE 14 Affiliate LLC (“Delaware”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be June 4, 2018.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Delaware and its respective Members, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in hill Norte and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, Overland Park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by the surviving company, on request and without cost, to any member of any limited liability company which is to merge.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed May 31, 2018.

SPRINTCOM, INC.

	By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice-President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary

CERTIFICATE OF MERGER

OF

SPRINTCOM EQUIPMENT COMPANY, LLC

(a Delaware limited liability company)

INTO

SPRINTCOM, INC.

(a Kansas corporation)

It is hereby certified that:

1.         SprintCom Equipment Company, LLC (“Delaware”) is merging into SprintCom, Inc., a Kansas Corporation.

2.         SprintCom, Inc. (“SprintCom”), a Kansas corporation, is the surviving entity.

3.         The effective date of this Merger shall be October 31, 2018.

4.         The Merger has been approved by SprintCom and its respective Board of Directors and shareholders, in accordance with K.S.A. 2012 Supp. 17-78-201 through 17-78-206, and amendments thereto and by Delaware and its respective Members, in accordance with the law of its jurisdiction or organization.

5.         The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

6.         The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Code of Kansas.

7.         The directors and officers in office of the surviving corporation upon the effective date of the merger shall be the members of the first Board of Directors and the first officers of surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

8.         The agreement of merger is on file at a place of business of the surviving entity at 6200 Sprint Parkway, Overland Park, Kansas 66251.

9.         A copy of the agreement of merger will be furnished by SprintCom, Inc., the surviving company, on request and without cost, to any member of SprintCom Equipment Company, LLC, the merging entity.

[Signature Page Follows]

The undersigned declares under penalty of perjury, that the foregoing is true and correct.

Executed October 26, 2018.

SPRINTCOM, INC.

By:	/s/	Stefan K. Schnopp
Stefan K. Schnopp
Vice President

Attest:

/s/ Katie True-Awtry
Katie True-Awtry
Assistant Secretary